UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2018, CenterPoint Energy, Inc. (the “Company”) announced that on November 27, 2018, William D. Rogers, the Company’s Executive Vice President and Chief Financial Officer, informed the Company of his intent to retire.

Mr. Rogers will remain in his current role through the first quarter of 2019 to help ensure a seamless closing of the pending Vectren Corporation merger and transition to his successor.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on April 21, 2018 the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Vectren Corporation, an Indiana corporation (“Vectren”), and Pacer Merger Sub, Inc., an Indiana corporation and wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, on and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Vectren (the “Merger”), with Vectren continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of the Company.

On December 3, 2018, the Company announced its post-Merger executive leadership team, which will report directly to the Company’s chief executive officer, Mr. Scott Prochazka.

For additional information regarding the post-Merger executive leadership team announcement, please refer to the Company’s press release attached to this Current Report as Exhibit 99.1, which is incorporated by reference herein.

The information included in this Item 7.01, including the information incorporated by reference herein, is furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, as amended, and such information will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1 is furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, as amended, and the information in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release dated December 3, 2018 announcing the Company’s post-Merger executive leadership team

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: December 3, 2018	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President and General Counsel